Exhibit 99.1

EVe Mobility Acquisition Corp Announces the Separate Trading of its Class A Ordinary Shares and Warrants, Commencing February 4, 2022

DELAWARE, Jan. 31, 2022 (GLOBE NEWSWIRE) -- EVe Mobility Acquisition Corp (the “Company”) announced that commencing February 4, 2022, holders of the units sold in the Company’s initial public offering of 25,000,000 units may elect to separately trade the Class A ordinary shares and warrants included in the units. Class A ordinary shares and warrants that are separated will trade on the New York Stock Exchange (“NYSE”) under the symbols “EVE” and “EVE WS,” respectively. Those units not separated will continue to trade on NYSE under the symbol “EVE.U.” No fractional warrants will be issued upon separation of the units and only whole warrants will trade.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus. Copies of the prospectus may be obtained for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, copies of the prospectus may be obtained from Cantor Fitzgerald & Co., Attention: Capital Markets, c/o Cantor Fitzgerald & Co., 499 Park Avenue, 5th Floor, New York, New York 10022, or by email at prospectus@cantor.com.

About EVe Mobility Acquisition Corp

EVe Mobility Acquisition Corp is a blank check company whose business purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. The Company intends to concentrate its efforts predominantly within the mobility-related ecosystem and its surrounding adjacencies. This landscape encompasses traditional automotive sectors as well as technological subsectors that are driving the advancement of the industry as a whole. Most notably this includes autonomous, connected, electric and shared mobility, yielding a market opportunity that is large, highly diverse, and posed for growth through digitalization. The Company believes numerous subsectors are adjacent to the broader mobility ecosystem, which include, but are not limited to manufacturing, hard and soft technology around autonomy, connectivity, subscriptions, digital retailing, financial services, insurtech, maintenance and repair, aftermarket, telematics, logistics and supply chain management.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Media Relations and Investor Contact

Shadee Malekafzali
shadee@evemobility.com

Company Website

https://www.evemobility.com/